Exhibit 99.1

Comerica Incorporated JPMorgan Texas Bank Tour May 27, 2009 Ralph Babb Chief Executive Officer Beth Acton Chief Financial Officer Dale Greene Chief Credit Officer

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking, and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview

Comerica: A Brief Overview Among the top 20 U.S. bank holding companies Largest headquartered bank in Texas $67 billion in assets as of March 31, 2009 Founded 160 years ago Major markets include: Continued investments in growth markets Strong capital position California Arizona Florida Michigan Texas At March 31, 2009

Comerica Key Differentiators Credit management Consistent credit standards Exposure limits Relationship banking strategy: originate and hold No subprime mortgage programs Conservative investment strategy MBS investment portfolio (AAA-rated and liquid) No off-balance sheet structures Focus on controlling expenses and headcount Asset sensitive business mix Rates have bottomed Hedged with swaps and increased MBS portfolio Conservative expansion strategy De novo build out No acquisitions at peak of cycle Size: ability to identify issues /opportunities to act Quality of capital is solid Comerica followed its business model, making enhancements to adapt to the changing economy

Lines of Businesses: At a Glance Lending & Leasing Treasury Management International Trade Services Institutional Trust and Personal Trust services Private Banking Investment management Brokerage and Insurance 440 banking centers1 684,000 Personal Banking customers1 96,000 Small Business customers1 Call centers, ATMs, Web Banking Competitive advantage: Relationship Banking National Platforms #9 among bank holding companies with the most commercial and industrial loans2 Middle Market represents 31% of avg. total loans in 1Q09 Sound credit standards Sophisticated credit management tools Focus on solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains 43% of avg. total deposits in 1Q09 Not a mass market retail bank Target small businesses, middle market, business owners and the affluent Business Bank Wealth & Institutional Management Retail Bank 1At March 31, 2009 2Source: American Banker

Our Core Businesses Business Bank Wide spectrum of credit and non-credit financial products, cash management and international trade services Retail Bank Personalized financial products & services to consumers and small businesses Wealth & Institutional Management Serves the needs of affluent clients, foundations, organizations and corporations 2008 FY Revenue By Business Segment1 12008 YTD revenues of $2.84 billion from continuing operations (FTE) excluding Finance & Other Businesses W&IM $440MM 15% Retail Bank $824MM 29% Business Bank $1,579MM 56%

Where We Operate 1Source: The U.S. Census Bureau 22008 YTD revenues of $2.84 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Exporting our 160 year relationship banking expertise to high growth markets Operate in seven of the eleven largest U.S. cities California, Arizona, Texas and Florida to account for over one-half of U.S. population growth between 2000 and 20301 Geographic footprint diversifies earnings mix 2008 FY Revenue By Market Segment2 Florida $63MM 2% Int’l $92MM 3% Other Markets $195MM 7% Texas $386MM 14% Western $807MM 28% Midwest $1,300MM 46%

First Quarter 2009 Overview

Financial Results $ in millions, except per share data 1 See Supplemental Financial Data slide for reconcilements of non-GAAP financial measures 6.75% 7.08% 7.32% Tier 1 common capital ratio1 7.62% 7.40% $403 $237 $159 3.22% $476 $0.73 $109 - $109 1Q08 10.66% 11.06% Tier 1 capital ratio $ 3 $(24) Net income to common shareholders $17 $33 Preferred stock dividends $411 $397 Noninterest expenses 7.21% 7.27% Tangible common equity ratio1 $174 $223 Noninterest income $192 $203 Provision for loan losses 2.82% 2.53% Net interest margin $431 $384 Net interest income $0.02 $(0.16) Diluted EPS per common share $20 $ 9 Net income 4Q08 1Q09

First Quarter 2009 Results 1 Excludes Financial Services Division; Analysis of average 1Q09 compared to 4Q08 Average earning assets increased $618 million $1.4 billion increase in investment securities Average loans1 declined $1,671 million Loan demand lower in all markets reflecting recessionary environment Average core deposits1 increased $1 billion Noninterest-bearing deposits1 grew $840 million Net interest margin of 2.53% Credit quality reflected economic conditions Net credit-related charge-offs were $157 million Provision for loan losses was $203 million Allowance for loan losses to total loans increased to 1.68% Expenses well controlled Salaries declined $16 million Total severance of $6 million relating to about 175 positions Strong capital ratios further enhanced

Net interest margin of 2.53% reflected: - Loan yields declined following 175 basis point decline in Fed Funds announced in the fourth quarter - Temporary overfunded position - Decreased contribution of noninterest-bearing deposits in a very low rate environment + Loan spread improvement + Deposit rate reductions + Deposit growth Net Interest Margin Core margin1 bottomed in January Outlook is for margin improvement for remainder of 2009 1 Core margin excludes one-time adjustments and the impact of the temporary overfunded position.

Capital Deployment First Quarter activity: Focus on establishing new and expanding existing relationships $1.1 billion in new lending commitments to businesses $4.2 billion in renewed lending commitments to businesses $308 million in consumer originations Continued to support the housing market through the purchase of Mortgage-Backed Government Agency Securities totaling $2 billion

Expense Management 20 10 11 Share-based compensation $2 $7 $15 FDIC Deposit Insurance 5 5 16 Pension Expense $403 2 8 32 2 $151 1Q08 5 7 Other real estate 24 5 Severance $152 $147 Regular Salaries Other Expenses $411 $397 Total Non-Interest Expenses 6 4 Travel & Entertainment 19 13 Incentives 4Q08 1Q09 Operations Related Expenses Dollar amounts in millions, except per share data

A Leaner, More Efficient Company Reducing Headcount While Executing Growth Strategy Headcount Average Assets Average assets in $billions; actual period-end headcount (FTE: Full Time Equivalent) data $48 $51 $54 $57 $60 $63 $66 $69 2003 2004 2005 2006 2007 2008 1Q09 8,500 8,750 9,000 9,250 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees

Action Plan in Current Environment Revenue generation Pre-paid debit card opportunities Personal Trust sales gaining momentum reflecting trusted advisor relationship Retail mortgage refinance volume growing Expense reduction initiatives Workforce reductions Salary freeze for the top 20% of workforce Slow banking center expansion/consolidate banking centers Reduce capital expenditures and discretionary expenses Offsetting higher FDIC, pension and new banking center expenses Focus on net interest income Continue loan spread expansion Emphasis on demand deposit growth Credit quality vigilance Proactively transfer loans to Special Asset Group Loan sales where appropriate

 2009 Outlook Loans: Focus on new and expanding existing relationships with the appropriate pricing and credit standards Loan demand expected to be subdued in light of contracting economy Net interest margin: Expansion over remainder of year Core margin bottomed in January Continued improvement in loan spreads Runoff of higher cost deposits No further Fed rate changes anticipated in 2009 Net credit-related charge-offs: $650-700 million for FY09 Provision expected to continue to exceed net charge-offs Noninterest expenses: Mid-single digit decrease (FY09 vs. FY08) This outlook is provided as of May 8, 2009

Loan Portfolio

Diverse Loan Portfolio 1 Excluding Financial Services Division 2Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 1Q09: $49.3 billion1 Other Markets $4.2B 9% Int’l $2.1B 4% Florida $1.9B 4% Midwest $18.3B 37% Western $15.0B 30% 1 Texas $7.8B 16% Global Corp Banking $6.6B 14% Commercial Real Estate $6.4B 13% Middle Market $15.3B 31% Nat’l Dealer Services $4.1B 8% Specialty Businesses 1 2 $5.9B 12% Personal Banking $2.1B 4% Small Business Banking $4.2B 8% Private Banking $4.7B 10%

Loans in Recessionary Environment C&I Loans, All U.S. Commercial Banks Deflated by the CPI -20% -10% 0% 10% 20% 30% Jan-48 Jan-53 Jan-58 Jan-63 Jan-68 Jan-73 Jan-78 Jan-83 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Trailing 12-Mo. % Change

Diversified Shared National Credit Relationships Approx. 1,000 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Adhere to same credit underwriting standards as rest of loan book Comerica is agent for approximately 14% of SNC portfolio Credit performance generally better than portfolio as a whole March 31, 2009: $11.5 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of March 31, 2009 Global Corp Banking $4.3B 37% Nat’l Dealer Services $0.3B 3% Energy $1.5B 13% Other $0.7B 6% Middle Market $2.6B 23% Commercial Real Estate $2.1B 18%

Loans By Geographic Markets 4.2 4.2 4.2 Other Markets 1.9 1.9 1.9 Florida 2.2 2.2 2.1 International $51.9 $51.3 $49.6 TOTAL 7.7 8.0 7.8 Texas 16.9 16.0 15.3 Western $19.0 $19.0 $18.3 Midwest 1Q08 4Q08 1Q09 Average loans in $billions; Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Loans by Line of Business $51.9 $51.3 $49.6 TOTAL $4.3 $4.7 $4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.3 4.7 4.8 Private Banking $6.3 $6.4 $6.3 SUBTOTAL – RETAIL BANK 2.0 2.1 2.1 Personal Banking 4.2 4.3 4.2 Small Business Banking $41.3 $40.2 $38.5 SUBTOTAL – BUSINESS BANK 6.7 6.3 6.1 Specialty Businesses1 5.2 4.5 4.1 National Dealer Services 6.1 6.9 6.6 Global Corporate Banking 6.6 6.5 6.4 Commercial Real Estate $16.7 $16.0 $15.3 Middle Market 1Q08 4Q08 1Q09 Average loans in $billions; 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS

First Quarter 2009 Average Loans Detail $4.2 $0.0 0.0 $0.1 0.1 -- $4.1 1.0 0.2 0.8 0.9 $1.2 Other Markets $1.9 $0.7 0.7 $-- -- -- $1.2 0.0 0.4 0.1 0.5 $0.2 Florida $49.6 $2.1 $7.9 $15.2 $18.3 TOTAL $4.8 $-- $0.5 $1.6 $2.0 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 -- 0.5 1.6 2.0 Private Banking $6.3 $-- $1.2 $1.1 $3.9 SUBTOTAL – RETAIL BANK 2.1 -- 0.2 0.1 1.7 Personal Banking 4.2 -- 1.0 1.0 2.2 Small Business Banking $38.5 $2.1 $6.2 $12.5 $12.4 SUBTOTAL – BUSINESS BANK 6.1 -- 2.2 1.8 1.1 Specialty Businesses1 4.1 -- 0.2 2.6 0.7 National Dealer Services 6.6 2.1 0.4 1.1 2.1 Global Corporate Banking 6.4 -- 1.4 2.4 1.2 Commercial Real Estate $15.3 $-- $2.0 $4.6 $7.3 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS

Deposits

Growing Core Deposits Total avg. core deposits1 of $31.9 billion, a 3.2% increase Avg. core noninterest-bearing deposits1 grew $840MM or 9% Total avg. deposits increased in: Global Corporate Banking Personal Banking Wealth Management $ in billions; 1Q09 vs 4Q08; Period-end (PE) comparisons of 3/31/09, 12/31/08 and 9/30/08 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances Noninterest-Bearing Deposits (Excludes Financial Services Division) $4 $6 $8 $10 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 3QPE 4QPE 1QPE PE Noninterest-bearing Avg Noninterest-bearing

Deposits By Geographic Markets 1.6 1.2 1.4 Other Markets 0.4 0.2 0.2 Florida 0.8 0.7 0.7 International $32.7 $30.9 $31.9 TOTAL 3.9 3.9 4.1 Texas 10.0 8.8 8.9 Western $16.0 $16.1 $16.6 Midwest 1Q08 4Q08 1Q09 Average deposits in $billions; Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Excludes FSD and Finance/Other with Inst. and Retail Brokered CD’s: 1Q09 - $6.3B; 4Q08 - $6.7B; 1Q08 - $7.3B

Line of Business Deposits $44.1 $41.1 8.4 $2.6 2.6 $17.2 13.3 3.9 $15.9 $12.9 7.1 4.1 0.1 3.7 0.7 $4.3 1Q08 7.2 7.0 Finance/Other2 $40.3 $38.1 $40.8 $38.9 TOTAL > EXCLUDING FSD $2.2 $2.4 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.2 2.4 Private Banking $17.1 $17.4 SUBTOTAL – RETAIL BANK 13.2 13.7 Personal Banking 3.9 3.7 Small Business Banking $13.8 $11.6 $14.0 $12.1 SUBTOTAL – BUSINESS BANK >Excluding FSD 5.1 2.9 4.9 3.0 Specialty Businesses1 > Excluding FSD 0.1 0.1 National Dealer Services 3.7 4.4 Global Corporate Banking 0.7 0.6 Commercial Real Estate $4.2 $4.0 Middle Market 4Q08 1Q09 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 1Q09 - $6.3B; 4Q08 - $6.7B; 1Q08 - $7.3B

First Quarter 2009 Average Deposits Detail $1.4 -- $0.1 0.1 $0.0 0.0 0.0 $1.3 0.7 -- 0.5 0.0 $0.1 Other Markets $0.7 -- $-- -- $-- -- -- $0.7 -- -- 0.7 -- $-- International 7.0 -- -- -- 7.0 Finance/Other2 $40.8 $0.3 $4.2 $10.6 $23.6 TOTAL $2.4 $0.2 $0.2 $1.3 $0.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.4 0.2 0.2 1.3 0.6 Private Banking $17.4 $-- $2.8 $2.0 $12.6 SUBTOTAL – RETAIL BANK 13.7 -- 1.8 1.1 10.8 Personal Banking 3.7 -- 1.0 0.9 1.8 Small Business Banking $14.0 $0.1 $1.2 $7.3 $3.4 SUBTOTAL – BUSINESS BANK 4.9 0.0 0.3 3.9 0.0 Specialty Businesses1 0.1 0.0 0.0 0.0 0.1 National Dealer Services 4.4 0.0 0.5 0.5 2.2 Global Corporate Banking 0.6 0.1 0.1 0.2 0.2 Commercial Real Estate $4.0 $0.0 $0.3 $2.7 $0.9 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $6.3B in Inst. and Retail Brokered CD’s; included in Finance Division segment

Financial Services Division Data 2.77% 1.55% 0.61% FSD Interest-bearing Deposits 1.12% 1.60% 1.97% FSD Loans (Primarily Low-rate) Average Rates $5 $1 ($1) Customer Services Noninterest Expenses $0.8 $0.3 $0.2 Total Loans $3.0 $2.1 $1.9 Total Deposits 1.1 0.8 0.6 Interest-bearing $1.9 $1.3 $1.3 Noninterest-bearing Average Balance Sheet 1Q08 4Q08 1Q09 Balance Sheet data in $billions; Noninterest Expense data in $millions

December 2003 361 Banking Centers March 2009 440 Banking Centers Banking Center Network MI 234 TX 87 CA 96 FL 10 AZ 13 MI 261 TX 51 CA 42 FL 6 AZ 1

30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 Total Network1 2006 2005 Location of New Banking Centers 440 234 10 87 13 96 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California 1As of March 31, 2009 Banking Center Network

Credit Risk Management

Credit Risk Management Continuous review of policies Quantitatively based risk models Credit Loss Forecasting model Migration studies Independent Asset Quality Review function Highly effective Special Asset Group

Credit Quality 0.76% $84MM 1.26% $157MM 1Q09 0.86% $113MM 0.90% $116MM 1.04% $133MM Net credit-related charge-offs1 to average total loans 0.35% $40MM 0.52% $59MM 0.66% $74MM Excluding CRE line of business 2Q08 3Q08 4Q08 1 Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Provision for credit losses of $202MM exceeded net credit related charge-offs by $45MM Outlook for full-year 2009: net credit related charge-offs of $650-700MM

Credit Quality 83% 1.68% 2.20% $1,073MM 1.03% $434MM 1Q09 91% 82% 84% Allowance for loan losses to nonperforming loans 1.44% $748MM 0.59% $265MM 1.71% $881MM 0.76% $342MM 1.94% $983MM 0.84% $366MM Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.28% 1.38% 1.52% Allowance for loan losses to total loans 2Q08 3Q08 4Q08 Allowance for loan losses to total loans increased 16 basis points Inflows to nonperforming assets decreased for third consecutive quarter

Granular Nonaccrual Loans March 31, 2009: $982 million By Line of Business Period-end balances in $ millions (MM) 1 Reflects office of origination Nonaccrual loans1: Western 39% Midwest 38% Texas 6% Florida 6% Average write-down to nonaccrual loans: 36% Granularity of commercial nonaccrual loans: 2 85 Over $25MM 628 $982 Total 20 269 $10–$25MM 42 301 $5–$10MM 564 $327 Under $5MM # of Relationships Outstanding Commercial Real Estate $573MM 58% Middle Market $208MM 21% Small Business Banking $106MM 11% Global Corp Banking $19MM 2% Other Business Lines $76MM 8%

Inflows to Nonaccrual Status 1 Includes transfers of loan relationships greater than $2 million to nonaccrual status Period-end balances $ in millions Quarterly Inflows to Nonaccrual Loans 1 $0 $50 $100 $150 $200 $250 $300 $350 1Q08 2Q08 3Q08 4Q08 1Q09 Commercial Real Estate Line of Business All Other lines of business

1Q09 NPA as % of Loans and Foreclosed Property At March 31, 2009 Source: SNL Financial and *Company Reports 1CRE: Commercial Real Estate Nonperforming Asset Comparison Total Comerica: 2.20% Comerica Non-CRE1: 1.03% Peer Group Average: 3.49% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% PNC* CMA MTB* KEY BBT USB RF ZION FITB HBAN* STI MI

First Quarter 2009 vs Fourth Quarter 2008 Nonperforming Asset Growth Peer Source: Company Reports Quarterly Change in NPA Levels Comerica: 9% Peer Group Average: 32% 0.00% 15.00% 30.00% 45.00% 60.00% HBAN CMA STI FITB MTB USB MI BBT RF KEY ZION PNC

Net Charge-Offs Net Credit-Related Provision $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Net Credit-Related Provision and Charge-Offs (Millions) $65 $38 $54 $51 $59 $66 $76 $44 $42 $28 $110 $113 $116 $133 $157 $202 $190 $174 $177 $163 $0 $50 $100 $150 $200 1Q08 2Q08 3Q08 4Q08 1Q09 Western Midwest Texas Florida Other Net Credit Related Provision

Net Loan Charge-offs by Loan Type 1Q09: $157 million 4Q08: $133 million $ in millions 1 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Financial Services Division Middle Market $32MM Global Corp Banking $4MM Specialty Businesses1 $13MM Small Business Banking $23MM WIM $8MM Personal Banking $4MM CRE Line of Business $73MM Specialty Businesses1 $16MM Global Corp Banking $7MM Middle Market $19MM Personal Banking $4MM CRE Line of Business $59MM WIM $9MM Small Business Banking $19MM

1Q09 Net Charge-Offs as % of Average Total Loans Represents annualized 1Q figures Source: SNL Financial 1CRE: Commercial Real Estate Net Charge-Offs Comparison Total Comerica: 1.26% Comerica Non-CRE1: 0.76% Peer Group Average: 1.88% 0.00% 1.00% 2.00% 3.00% 4.00% MTB PNC CMA ZION BBT RF USB STI FITB KEY MI HBAN

Key Credit Differentiators Did not loosen credit standards at peak of cycle Conservative exposure thresholds Long tenured relationships 86% of portfolio is secured1 Personal guarantees are customary for bulk of portfolio Proactive problem resolution and restructuring Quarterly Credit Quality Reviews Portfolio migration closely monitored Tightened lending standards: Energy Technology and Life Sciences Home equity Curtailed exposure to certain industry segments: Automotive supplier National Dealer Services Commercial and Residential Construction SBA Franchise lending Comerica followed its credit policies making enhancements to adapt to the changing economy 1At December 31, 2008

Commercial Real Estate Loan Portfolio 1Q09: $14.9 billion 1Q09 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $573MM Loans over $2mm transferred to nonaccrual totaled $112MM Net loan charge-offs of $73MM Commercial Mortgages1 $1.6B 11% Real Estate Construction1 $3.8B 26% Primarily Owner-Occupied Commercial Mortgages $9.5B 63%

Commercial Real Estate Line of Business March 31, 2009 Loan Outstandings: $5.4 billion1 By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix 1 Excludes $1.0B in Commercial Real Estate line of business loans not secured by real estate Multi-use $0.4B 8% Office $0.5B 10% Comml/Other $0.3B 5% Multi-family $1.1B 20% Retail $1.0B 19% Single Family $1.0B 17% Land Development $0.5B 9% Land Carry $0.6B 12% Other Markets $0.6B 11% Florida $0.7B 13% Western $2.2B 41% Michigan $0.7B 14% Texas $1.2B 21%

Real Estate Construction Loans Other CRE: 446 30 26 116 67 207 Land Development 1,345 90 197 191 128 739 Total Residential 99 23 5 29 25 17 Commercial 806 42 60 322 138 244 Retail 695 137 156 184 9 209 Multi-family 374 35 60 67 33 179 Multi-use 307 35 13 122 22 115 Office 43 29 - 7 - 7 Other $3,711 $396 $491 $938 $361 $1,525 TOTAL Residential: 5 $60 Other Markets 42 - 16 6 15 Land Development $899 $171 $75 $61 $532 Single Family TOTAL Florida Texas Michigan Western March 31, 2009 period-end $ in millions Geography reflects location of property Commercial Real Estate Line of Business

Commercial Mortgage Loans 313 12 27 15 70 189 Land Carry Other CRE: 349 30 57 49 80 133 Total Residential $46 $14 $3 $7 $3 $19 Single Family Residential: 40 28 - - 11 1 Multi-use 142 12 - 7 33 90 Commercial 221 52 3 13 57 96 Retail 215 6 18 24 54 113 Office 365 33 104 99 69 60 Multi-family 14 13 - - 1 - Other $186 16 Other Markets $1,659 $209 $207 $375 $682 TOTAL 303 54 42 77 114 Land Carry TOTAL Florida Texas Michigan Western March 31, 2009 period-end $ in millions Geography reflects location of property Commercial Real Estate Line of Business

Net Loan Charge-offs 4Q08: $59 million 1Q09: $73 million $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Commercial Real Estate Line of Business Texas $2 MM Western $47 MM Midwest $21 MM Florida $2 MM Other Markets $1 MM Texas $1 MM Western $37 MM Midwest $14 MM Florida $2 MM Other Markets $5 MM

 Smaller local developers Approx. 105 projects Reduced from $932MM at 12/31/07 87% watch list1 24% of total nonaccrual loans ($239MM) Western Market CRE March 31, 2009: $2.2 billion March 31, 2009 balances in $billions RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV 1 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Market Local Residential Real Estate Developer Portfolio: Commercial Real Estate Line of Business National RRE Developers $0.6B Western Local RRE $0.5B Other CRE Businesses $1.1B

Automotive Manufacturer Portfolio Period-end in $billions; Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Automotive Manufacturer Highlights: Direct exposure to GM and Ford <$100MM; No direct exposure to Chrysler FY07 net recovery of $2.2MM FY08 net charge-off of $5.5MM 1Q09 net charge-off of $4.4MM $1.5 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $1.2 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.3 0.3 0.4 0.5 0.7 Foreign Ownership 12/05 12/06 12/07 12/08 02/09 Outstandings down 46% Other Automotive Nonaccrual Loans (Millions) $16 $13 $9 $16 $12 $0 $5 $10 $15 $20 $25 1Q08 2Q08 3Q08 4Q08 1Q09

Automotive Manufacturer Information Hard work over the past several years to decrease our loans, especially to the weaker players, is paying off Assessing customers’ ability to tap into the U.S. Treasury’s Automotive Supplier Support Program Tightening controls, as appropriate Move to Special Asset Group at first sign of significant stress Transfer to Special Handling Group (established in 1Q09) as a precursor to Special Asset Group Institute daily reporting and dominion of funds Increase frequency of receivable and inventory audits Reduce advance rates Install turnaround specialists Primary supplier: customer’s revenues > 50% derived from OEM1 GM primary supplier outstandings: $228MM Chrysler primary supplier outstandings: $82MM 1As of February 28, 2009

Diversified National Dealer Services Business Geographic Dispersion Western 62% Midwest 17% Florida 10% Texas 5% Other 6% 1Q09 Average Loans Outstanding: $4.1 billion Franchise Distribution1 1 Franchise distribution based on March 31, 2009 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) About 10% of portfolio is to single dealers of Detroit 3 Virtually -0- losses for many years Loan outstandings down $1.1 billion from 1Q08 Detroit 3 nameplates down from 41% at 12/05 to 23% at 03/09 Toyota/ Lexus 21% Ford 11% GM 7% Chrysler 5% Mercedes 6% Nissan/ Infinity 5% Other 2 11% Other European 8% Other Asian 6% Honda/ Acura 20%

National Dealer Services Business Floorplan Loans: Upon shipment of vehicle, OEM drafts on CMA and CMA takes a security interest in the vehicle Conduct regular (monthly) physical audits of dealer inventory Customarily take lien on all assets of dealership Frequently obtain personal guarantee(s) of owner(s) In multiple dealer group, typically require cross collateralization, cross default and cross guarantee Chrysler closing 789 US dealers by June 9, 20091 (335 closed in 20082): 11 are CMA customers: 9 are part of multiple franchise dealership groups 2 are single franchise with $7.2MM outstanding (76% floorplan) GM closing approx. 1100 US dealers by Oct. 20103 (380 closed in 20082) Dealership groups with > 50% exposure to Chrysler: $122MM outstanding, including $86MM of secured floorplan loans Dealership groups with > 50% exposure to GM: $167MM outstanding, including $100MM of secured floorplan loans March 31, 2009 period-end outstandings 1 Source: Chrysler Restructuring website 2 Source: Automotive News 3 Source: General Motors SEC S-4 filing dated May 15, 2009; Specific Dealers effected not yet publically disclosed

Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $7MM, down from $11MM in 4Q08 1Q09: $4.4 billion 1Q09 averages in $billions 1 Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Residential Mortgages 1 $1.84B 42% Consumer Loans-Home Equity $1.81B 41% Consumer loans-Other 2 $0.77B 17%

Home Equity Portfolio 81% home equity lines and 19% home equity loans1 Avg. FICO score of 751 at origination1 85% have CLTV < 80%1 Average loan vintage is 3.8 years1 Geographic Breakdown 1Q09 averages in $billions Geography based on office of origination 1Data on loans booked through our Consumer Loan Center which encompasses about 89% of our Home Equity Lines and Loans 1Q09: $1.8 billion Midwest 67% Texas 9% Western 21% Florida 2% Other Markets 1%

Funding & Capital

Multiple Funding Sources Good core deposit growth momentum Federal Home Loan Bank of Dallas $8 billion outstanding as of 3/31/09 Multi-billion dollar funding capacity Term Auction Facility (TAF) Repo market Institutional & Retail Brokered CDs Over $5 billion untapped capacity for issuance under the Treasury Liquidity Guarantee Program $9.6 billion liquid Mortgage-Backed Agency Securities portfolio as of 3/31/09 (unrealized pre-tax gain $298MM) 1Q09 Average Balances In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the discount window Noninterest-Bearing Deposits 18% Interest-Bearing Deposits 35% Equity 11% Medium- and Long-Term Debt 23% Short-Term Debt 13%

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae securities Average life of 3.1 years Assists in managing interest rate risk and providing liquidity cushion Unrealized pre-tax gain $298MM as of 3/31/09 Repurchase of customers’ Auction Rate Securities in 4Q08 1Q09 average $1.1 billion 1Q09 average yield of 1.71% $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 6.5% 8.5% 10.5% 12.5% 14.5% 16.5% 18.5% Average Auction Rate Securities Average Investment Securities Available-for-Sale % of Average Earning Assets

2009 First Quarter Tangible Common Equity* At March 31, 2009 Source: Company Reports and Conference Call Transcripts *Non-GAAP financial measure **See Supplemental Financial Data slide for reconcilements of non-GAAP financial measures Tangible Common Equity Ratio Peer Group Average: 5.04% 3.30% 3.70% 4.23% 4.65% 4.86% 5.26% 5.41% 5.70% 5.82% 6.06% 6.40% 7.27% 0.00% 2.00% 4.00% 6.00% 8.00% PNC USB FITB HBAN MTB ZION RF BBT STI KEY MI CMA**

Supplemental Financial Data The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry. $ in millions 1 Tier 1 capital and risk-weighted assets as defined by regulation 7.21% $67,386 $67,548 150 12 $4,861 $7,152 2,129 150 12 5,181 73,207 7.08% $7,805 2,129 495 12/31/08 $5,257 0 150 13 $7,183 2,134 150 11 Total shareholders’ equity Less: Fixed rate cumulative perpetual preferred stock Less: Goodwill Less: Other intangible assets 3/31/08 3/31/09 Reconciliation of non-GAAP financial measures with financial measures defined by GAAP 7.62% 7.27% Tangible common equity ratio $67,017 150 13 $67,370 150 11 Total assets Less: Goodwill Less: Other intangible assets $5,094 $4,888 Tangible common equity $5,670 0 495 $7,760 2,134 495 Tier 1 capital1 Less: Fixed rate cumulative perpetual preferred stock Less: Trust preferred securities $66,854 $67,209 Tangible assets 5,175 76,627 6.75% 5,131 70,135 7.32% Tier 1 common capital Risk-weighted assets1 Tier 1 common capital ratio

Contact Us Darlene Persons Director of Investor Relations dppersons@comerica.com 214-462-6831 Walter Galloway Assistant Vice President wtgalloway@comerica.com 214-462-6834